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                                                               EXHIBIT 10.36


                            TICKETMASTER GROUP, INC.
             SIXTH AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT


                 This SIXTH AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of September 27, 1996 and entered into by and among Ticketmaster Group, Inc., an Illinois corporation ("BORROWER"), the financial institutions listed on the signature pages hereof ("LENDERS"), Wells Fargo Bank, National Association, as agent for Lenders ("AGENT"), the undersigned Guarantors (for purposes of Sections 3 and 6A hereof only), and Third Party Pledgor (for purposes of Section 6B hereof only) and is made with reference to that certain Credit Agreement, dated as of November 18, 1994, as amended by the First Amendment to Credit Agreement, dated as of January 6, 1995, the Second Amendment to Credit Agreement, dated as of January 30, 1995, the Third Amendment and Limited Waiver to Credit Agreement and Amendment to Guarantor Pledge Agreement, dated as of April 7, 1995, the Fourth Amendment and Limited Waiver to Credit Agreement, Amendment to Guarantor Pledge Agreement and Amendment to Third Party Pledge Agreement, dated as of August 28, 1995, the Waiver Dated as of April 30, 1996 to Credit Agreement, and the Fifth Amendment to Credit Agreement, dated as of June 6, 1996 (as so amended, the "CREDIT AGREEMENT"), by and among Borrower, the Lenders and Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

                 A. Borrower has requested that Lenders make additional Term Loans on a pro rata basis in an aggregate principal amount of $30,000,000 (as hereinafter defined, the "Term Bridge Loans") as provided in this Amendment to provide up to $11,000,000 of funds to enable a wholly owned newly formed direct or indirect Unrestricted Entity of Borrower, TMC Realty Holdings Co. ("TMC REALTY"), to acquire the property and building located at 8800 Sunset Boulevard in Los Angeles to be used by Borrower as its business headquarters (the "HEADQUARTERS PURCHASE"), and to provide up to $19,000,000 of funds to enable Borrower to consummate the Delaware Valley Acquisition (as defined herein).

                 B. Borrower has requested that Lenders amend or waive certain provisions of the Credit Agreement to permit the Headquarters Purchase and the Delaware Valley Acquisition and to also permit Borrowers to consummate the other Acquisition Transactions (as defined herein). Borrower, Agent, and each Lender desire to amend the Credit Agreement as set forth herein. Third Party Pledgor has agreed that the Term Bridge Loans will be secured by the Collateral pledged by the Third Party Pledgor under the Third Party Pledge Agreement. Third Party Pledgor and each Guarantor have agreed to this Amendment.



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                 NOW, THEREFORE, in consideration of the premises and the
agreements, provisions and covenants herein contained, the parties hereto agree as follows:


                 SECTION 1.       AMENDMENTS TO THE CREDIT AGREEMENT

                 1.1      AMENDMENTS TO ARTICLE I.

                 A. Section 1.21 of the Credit Agreement is amended and restated as follows:

                          "Section 1.21.  'Commitment' means the Term Loan
                 Commitments and the Revolving Loan Commitments in the aggregate principal amount of TWO HUNDRED FIVE MILLION DOLLARS ($205,000,000)."

                 B.       The first sentence of the definition of "EBITDA" in
         Section 1.27 of the Credit Agreement is amended by adding the following words after the words "such date of determination":

                 "less any dividends paid in respect of preferred stock issued in connection with the Indiana Acquisition"

                 C. Section 1.65 of the Credit Agreement is amended and restated as follows:

                          "Section 1.65.  "Notes" means, collectively, the
                 Revolving Loan Notes in the form of Exhibit 1.65A, the Term Loan Notes in the form of Exhibit 1.65B and the Term Bridge Notes in the form of Exhibit 1.65C, and any promissory notes that may be issued in substitution, renewal, extension replacement or exchange therefore."

                 D. Section 1.93 of the Credit Agreement is amended and restated as follows:

                          "Section 1.93.  "Term Loan" means the Term Loans made
                 by Lenders as of or after the Closing Date pursuant to Section 2.2, including but not limited to any Term Bridge Loans."

                 E. Section 1.95 of the Credit Agreement is amended and restated as follows:

                          "Section 1.95.  "Term Loan Commitment" means the
                 commitment of a Lender to make a Term Loan to Borrower pursuant to Section 2.2, including but not limited to the commitment of a Lender to make Term





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         Bridge Loans to Borrower pursuant to Section 2.2, and "Term Loan
         Commitments" means such commitments of all Lenders in the aggregate.

                 F. Article I of the Credit Agreement is amended by adding the following definitions in Section 2.06:

                          "SECTION 2.06.

                          (a) "Acquisition Transactions" means the Delaware Valley Acquisition, the Florida Acquisition, the Indiana Acquisition and the Texas Acquisition.

                          (b) "Delaware Valley Acquisition" means the transaction pursuant to which Borrower will acquire the license rights and certain related assets of Ticketmaster of Delaware Valley, Inc. in consideration for approximately $19,000,000 in cash as further described in the letter of intent dated August 7, 1996 among Ticketmaster Ticketing Company, Inc. and Ticketmaster of Delaware Valley, Inc. that has been delivered to Lenders.

                          (c) "Delaware Valley Loan Payment Date" means the date that is the earlier of (a) the first Business Day after the Borrower receives any proceeds from a public offering of any of its equity securities or (b) the date that is one year after the Sixth Amendment Effective Date.

                          (d) "Florida Acquisition" means the transaction pursuant to which Borrower or one of its wholly owned Subsidiaries will acquire certain equity interests in Ticketmaster - Florida, Inc. in exchange for Borrower's common stock as further described in the draft letter of intent dated September 16, 1996 that has been delivered to Lenders.

                          (e) "Headquarters Purchase" means the purchase by TMC Realty of the property and building, located at 8800 Sunset Boulevard, Los Angeles, California, that will serve as the business headquarters of Borrower for a purchase price that is not greater than $11,200,000.

                          (f) "Headquarters Loan Payment Date" means the date that is earliest of (i) the first Business Day after the Borrower receives any proceeds from a public offering of any of its equity securities, (ii) the first Business Day on which TMC Realty enters into any loan secured by the headquarters property or (iii) the date that is one year after the Sixth Amendment Effective Date.

                          (g) "Indiana Acquisition" means the transaction pursuant to Ticketmaster-Indiana, an Indiana joint venture, will redeem all of the partnership interests of Ticketmaster-Indiana, other than the partnership





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         interests owned by Ticketmaster - Indiana, Inc., in exchange for preferred stock with a liquidation preference of $27,000,000, as further described in the letter of intent dated September 12, 1996 among Borrower, Ticketmaster-Indiana and New East Associates LLC and its members.

                          (h) "Sixth Amendment" means the Sixth Amendment to Credit Agreement dated as of September 27, 1996 among Borrower, Agent, Lenders, Guarantors and the Third Party Pledgor.

                          (i) "Sixth Amendment Effective Date" means the date on which the Sixth Amendment becomes affective in accordance with Section 4 of the Sixth Amendment.

                          (j) "Term Bridge Loans" shall have the meaning set forth in Section 2.2 hereof.

                          (k) "Term Bridge Loan Commitment" means the commitment of a Lender to make a Term Bridge Loan to Borrower pursuant to Section 2.2, and "Term Bridge Loan Commitments" means such commitments of all Lenders in the aggregate.

                          (l) "TMC Realty" means TMC Realty Holdings Co., a wholly owned direct or indirect Subsidiary of Borrower that has been designated as an Unrestricted Entity."

                          (m) "Texas Acquisition" means the transaction pursuant to which Borrower or one of its wholly owned Subsidiaries will acquire certain shares of Southwest Ticketing, Inc. for a purchase price not to exceed $5 million as further described in the draft letter of intent dated September 17, 1996 that has been delivered to the Lenders.

                 1.2      AMENDMENTS TO ARTICLE II.

                 A. Section 2.2(a) of the Credit Agreement is amended by adding the following paragraph after the first paragraph of Section 2.2(a):

                          Subject to the terms and conditions of this
                 Agreement, each Lender severally (but not jointly and not jointly and severally) agrees to make loans (the "Term Bridge Loans") to Borrower on the Sixth Amendment Effective Date and from time to time thereafter up to October 31, 1996, not to exceed at any time the aggregate principal amount of such Lender's Pro Rata Share of the Term Bridge Loan Commitments, the proceeds of which shall be used by Borrower solely (a) to make an advance to TMC Realty to be used by TMC Realty solely to make the Headquarters Purchase and (b) to make the Delaware Valley Acquisition, it being understood that (1)





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         Borrower shall not be entitled to make a Borrowing of Term Bridge
         Loans for the purpose described in clause (a) of this paragraph unless TMC Realty has made the Headquarters Purchase or will make the Headquarters Purchase concurrently with the making of such Borrowing of Term Bridge Loans and not more than $11,000,000 of Term Bridge Loans may be made for the purpose described in clause (a) of this paragraph and (2) Borrower shall not be entitled to make a Borrowing of Term Bridge Loans for the purpose described in clause (b) of this paragraph unless Borrower has made the Delaware Valley Acquisition or will make the Delaware Valley Acquisition concurrently with the making of such Borrowing of Term Bridge Loans and not more than $19,000,000 of Term Bridge Loans may be made for the purpose described in clause
         (b) of this paragraph. Each Lender's commitment to maintain and make Term Bridge Loans to Borrower pursuant to this Section 2.2(a) is hereby called its "TERM BRIDGE LOAN COMMITMENT" and such commitments of all the Lenders in the aggregate are herein called the "TERM BRIDGE LOAN COMMITMENTS." The amount of each Lender's Term Bridge Loan Commitment is set forth in Schedule A and the aggregate amount of all Term Bridge Loan Commitments is THIRTY MILLION DOLLARS ($30,000,000). The amount of the Term Bridge Loan Commitments shall be reduced by the amount of all reductions thereof made pursuant to Section 2.7 or
         Section 7 through the date of determination. In no event shall the aggregate principal amount of the Term Bridge Loans from any Lender outstanding at any time exceed the amount of its Term Bridge Loan Commitment then in effect. In no event may Borrower make more than two (2) borrowings of Term Bridge Loans. The Term Bridge Loans shall for all purposes under this Agreement and the other Loan Documents, including the Third Party Pledgor Agreement, be deemed to be Term Loans."

                 B. Section 2.2(b) of the Credit Agreement is amended by adding the following proviso at the end of Section 2.2(b):

                 "provided that all Term Loans that consist of Term Bridge Loans shall be payable earlier as provided in Section 2.8(c)."

                 C. Section 2.8(c) of the Credit Agreement is amended by adding the following after the end of the second sentence of Section 2.8(c):

                          "Borrower shall repay all Term Bridge Loans borrowed
                 to fund the Headquarters Purchase on the Headquarters Loan Payment Date, and shall prepay all Term Bridge Loans Borrowed to make the Delaware Valley Acquisition on the Delaware Valley Loan Payment Date."





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                 1.3      ACTIONS AND AMENDMENTS UNDER ARTICLE V.

                 A. Borrower hereby designates TMC Realty as an Unrestricted Entity pursuant to Section 5.3(c)(ii) of the Credit Agreement.

                 B. Section 5.9(b) of the Credit Agreement is amended by adding the following sentence at the end of Section 5.9(b):

                          "Notwithstanding the foregoing, for purposes the
                 calculation of the Maximum Leverage Ratio as of October 31, 1996 and January 31, 1997, all outstanding Term Loans in excess of $75,000,000 shall be excluded from the calculation of Debt under clause (i) of the definition of Maximum Leverage Ratio."

                 C. Section 5.9(c)(ii) of the Credit Agreement is amended by adding the phrase "plus dividends paid in cash on any equity securities" after the phrase "Schedule 2.1(a))" in Section 5.9(c)ii).

                 1.4      AMENDMENTS TO ARTICLE VI.

                 A. Section 6.2 of the Credit Agreement is amended by adding the following as an additional proviso to Section 6.2:

                 ";provided, however, notwithstanding the generality of the foregoing, the aggregate Capital Expenditures of Borrower, together with all Restricted Entities and TMC Realty, and including the Headquarters Purchase and all improvements thereto, during Borrower's 1996 Fiscal Year shall not exceed $23,000,000."

                 B. Section 6.4(e) of the Credit Agreement is amended by adding the following words at the end of Section 6.4(e) after the words "under Section 6.12(a)":

                 "and up to $5,000,000 in principal amount of Debt incurred to finance the Texas Acquisition and up to $27,000,000 in preferred stock issued in connection with the Indiana Acquisition; provided that such Debt incurred to finance the Texas Acquisition and such preferred stock shall not be permitted to remain outstanding after a public offering of equity securities of Borrower,"

                 C. Section 6.8(k) of the Credit Agreement is amended by adding the following proviso at the end of Section 6.8(k):

                 "; provided, further, that Borrower may make an investment in an amount not to exceed $11,200,000 in TMC Realty to allow TMC Realty to make





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                 the Headquarters Purchase, may also invest in TMC Realty an additional amount not to exceed $2,800,000 to enable TMC Realty to make improvements to the property and building acquired in connection with the Headquarters Purchase and may make additional investments in TMC Realty for purposes reasonably related to the headquarters property; provided, further, that Borrower shall cause all ownership interests in TMC Realty to be pledged to Agent on behalf of Lenders and that Borrower shall not make investments in TMC Realty except as expressly permitted in the preceding proviso."

                 D. The first sentence of Section 6.9 of the Credit Agreement is amended by adding the following words after the words "on
         Schedule 6.9" and before the proviso in such sentence:

                 "and except that Borrower may pay accrued dividends on the preferred stock issued in connection with the Indiana Acquisition"

                 1.5 WAIVER OF ARTICLES IV, V AND VI. Required Lenders hereby waive the provisions of Articles IV, V and VI of the Credit Agreement to the extent necessary (without regard to any exception or basket which may be provided for therein) to permit Borrower and its Subsidiaries to enter into and consummate the Acquisition Transaction; provided that nothing in this Section
1.5 shall be deemed to amend or waive Sections 6.2, 6.4, 6.8 and 6.9, or to amend or waive the application of Articles IV, V and VI of the Credit Agreement to the Borrower and its Subsidiaries, after giving effect to the Acquisition Transactions or relating to any transaction, event or condition other than to permit the entry into and consummation of the Acquisition Transactions.

                 1.6 ADDITION OF EXHIBIT. The form of Term Bridge Loan Note attached as Annex A to this Sixth Amendment is added to the Credit Agreement as Exhibit 1.65C.

                 1.7 AMENDMENT OF SCHEDULE A. Schedule A annexed to the Credit Agreement is amended to add the information regarding the Term Bridge Loans annexed as Annex B hereto.


                 SECTION 2.       REPLACEMENT REVOLVING LOAN NOTES

                 Company agrees to execute and deliver to Agent for each Lender a Term Bridge Loan Note in the amount of each such Lender's Term Bridge Loan Commitment (each a "TERM BRIDGE LOAN NOTE"), in the form of Exhibit 1.65C to the Credit Agreement. Each of the parties hereto hereby acknowledges and agrees that each Term Bridge Loan Note is a Note for all purposes under the Credit Agreement and the other Loan Documents and that the loans evidenced by the Term Bridge Loan Notes shall





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constitute Term Loans for all purposes under the Credit Agreement and the other
Loan Documents.


                 SECTION 3.       MODIFICATION OF GUARANTY

                 Lenders hereby authorize and direct, and Agent and the party to the Guaranty hereby agree, that the phrase "One Hundred Seventy Five Million Dollars ($175,000,000)" appearing in paragraph (2) of the Guaranty shall be deleted and "Two Hundred Five Million Dollars ($205,000,000)" substituted therefore.


                 SECTION 4.       CONDITIONS TO EFFECTIVENESS

                 This Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "SIXTH AMENDMENT EFFECTIVE DATE"):

         A. On or before the Sixth Amendment Effective Date, Borrower shall deliver to Lenders (or to Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Sixth Amendment Effective
Date:

                 1. Resolutions of its Board of Directors approving and authorizing the execution, delivery and performance of this Amendment and approving and authorizing the issuance, delivery and payment of the Term Bridge Loan Notes (as defined herein), certified as of the Sixth Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

                  2. Signature and incumbency certificates of its officers executing this Amendment and the Term Bridge Loan Notes;

                 3.       Executed copies of this Amendment; and

                 4.       Executed Term Bridge Loan Notes.

         B. On or before the Sixth Amendment Effective Date, Agent shall have received from all of the Lenders an executed copy of this Amendment and shall also have received written confirmation from each Lender that such Lender has received the letters of intent entered into by Borrower and its Subsidiaries in connection with the Acquisition Transactions.

         C. On or before the Sixth Amendment Effective Date, Agent shall have received originally executed copies of one or more favorable opinions from Neal Gerber





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and Eisenberg, counsel to Borrower, in form and substance reasonably satisfactory to Agent and its counsel, dated as of the Sixth Amendment Effective Date with respect to the enforceability of the Amended Agreement (as hereinafter defined), the Term Bridge Loan Notes and as to such other matters as Agent acting on behalf of Lenders may reasonably request.

         D. On or before the Sixth Amendment Effective Date, Borrower shall pay to Agent, for distribution to each Lender on a pro rata basis, an amendment fee equal to 0.03% of the sum of Lenders' aggregate Revolving Loan Commitments, outstanding Term Loans and Term Bridge Loan Commitments after giving effect to this Amendment.

         E. On or before the Sixth Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Agent and such counsel, and Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Agent may reasonably request.

                 In addition to the foregoing, on or before the date that is five Business Days after the Sixth Amendment Effective Date, Borrower shall pledge and deliver to Agent for the benefit of Lenders all share certificates evidencing its ownership interest in TMC Realty and shall supplement the applicable schedule to the applicable Pledge Agreement. On or before the date that is five Business Days after the Sixth Amendment Effective Date, Borrower shall deliver to Agent a list of Restricted Subsidiaries, Unrestricted Subsidiaries and other entities in which the Borrower directly or indirectly owns an interest as of the Sixth Amendment Effective Date that is updated and contains the information set forth on the list delivered pursuant to Section 2K of the Fifth Amendment to the Credit Agreement (the "Ownership List") and on or before such date, Borrower shall cause any security interests to be granted or guaranties to be entered into that are required under Sections 2.15 or 2.16 of the Credit Agreement, including with respect to any Persons or equity interests listed on the Ownership List that were not listed on the lists delivered pursuant to the Fifth Amendment to the extent required under said Sections 2.15 and 2.16.


                 SECTION 5.       REPRESENTATIONS AND WARRANTIES

                 In order to induce Lenders to enter into this Amendment, Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

                 A. CORPORATE POWER AND AUTHORITY. Borrower has all requisite corporate power and authority to enter into this Amendment and the Term Bridge Loan Notes, and to carry out the transactions contemplated by, and perform its obligations





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under, the Credit Agreement as amended by this Amendment (the "AMENDED
AGREEMENT"), the Term Bridge Loan Notes and the other Loan Documents.

                 B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment, the issuance, delivery and payment of the Term Bridge Loan Notes and the pledge of the equity securities of TMC Realty have been duly authorized by all necessary corporate action on the part of Borrower and each Guarantor.

                 C. NO CONFLICT. The execution, delivery and performance by Borrower and each Guarantor of this Amendment and the Term Bridge Loan Notes, do not violate any provision of any law or regulation applicable to Borrower or any Guarantor, the violation of which could reasonably be expected to have a Material Adverse Effect, or contravene any provision of Borrower's, any Guarantor's or TMC Realty's articles of incorporation or by-laws, or result in or constitute a Defined Default under any contract, obligation, indenture or other instrument to which Borrower, any Guarantor or TMC Realty is a party or by which Borrower, any Guarantor or TMC Realty may be bound which default could reasonably be expected to have a Material Adverse Effect.

                 D. GOVERNMENTAL CONSENTS. No Governmental Approval is required in connection with the execution, delivery and performance by Borrower or any Guarantor of this Amendment and the Term Bridge Loan Notes, and the performance by Borrower or any Guarantor of the Amended Agreement or to ensure the legality, validity or enforceability hereof or thereof.

                 E. BINDING OBLIGATION. This Amendment and the Term Bridge Loan Notes have been duly executed and delivered by Borrower and each Guarantor, and this Amendment, the Term Bridge Loan Notes and the Amended Agreement are the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                 F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 4 of the Credit Agreement and in the other Loan Documents are and will be true, correct and complete in all material respects on and as of the Sixth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                 G. ABSENCE OF DEFAULT. Upon giving effect to this Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.





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                 SECTION 6.       ACKNOWLEDGEMENT AND CONSENT

                 A. Guarantors are parties to the Guaranty, the Guarantor Pledge Agreement (in the case of certain Guarantors), the Security Agreement dated as of March 31, 1995 and as the same has been and may be amended from time to time (the "SECURITY AGREEMENT") by the Guarantors named therein (in the case of certain Guarantors) and the Second Amended and Restated Trademark Mortgage Agreement dated as of March 31, 1995 (as amended, the "TRADEMARK AGREEMENT") between Ticketmaster Corporation and Agent (in the case of Ticketmaster Corporation) pursuant to which each Guarantor has guarantied the Obligations on the terms (and to the extent) set forth in the Guaranty and certain Guarantors have created Liens in favor of Agent on certain Collateral to secure the Obligations on the terms (and to the extent) set forth in the Guarantor Pledge Agreement, the Security Agreement and the Trademark Agreement. The Guaranty, the Guarantor Pledge Agreement, the Security Agreement and the Pledge Agreement are collectively referred to herein as the "GUARANTOR DOCUMENTS."

                 Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment.
Each Guarantor hereby confirms that each Guarantor Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible in accordance with the applicable provisions of the Guarantor Documents the payment and performance of all guarantied or secured obligations.

                 Without limiting the generality of the foregoing each Guarantor hereby expressly acknowledges and consents to the $30,000,000 increase in the Term Loans pursuant to the Term Bridge Loan Commitments to be effected by this Amendment and hereby agrees that, for the purposes of each Guarantor Document, the "Term Loan" shall mean the Term Loan as so increased. Each Guarantor hereby agrees that this Amendment shall evidence its consent to such increase in the Term Loans pursuant to the Term Bridge Loan Commitments.

                 Each Guarantor acknowledges and agrees that any of the Guarantor Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor represents and warrants that all representations and warranties contained in the Guarantor Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Sixth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.





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                 Each Guarantor acknowledges and agrees that (i)
notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

                 B. THIRD PARTY PLEDGOR. The Third Party Pledgor has created a Lien on certain Collateral to secure the Obligations pursuant to (and to the extent set forth in) the Third Party Pledge Agreement. The Third Party Pledgor hereby acknowledges that he has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment.

                 Without limiting the generality of the foregoing the Third Party Pledgor hereby expressly acknowledges and consents to the $30,000,000 increase in the Term Loans pursuant to the Term Bridge Commitments to be effected by this Amendment and hereby agrees that, for the purposes of the Third Party Pledge Agreement, the "Term Loan" shall mean the Term Loans as so increased. The Third Party Pledgor hereby agrees that this Amendment shall evidence his consent to such increase in the Term Loan Commitments and Term Loans for the purposes of the Third Party Pledge Agreement, including Section 15(f) thereof.

                  The Third Party Pledgor confirms that the Third Party Pledge Agreement and all Collateral encumbered thereby will continue to secure in accordance with the applicable provisions of the Third Party Pledge Agreement the payment and performance of all secured obligations.

                 The Third Party Pledgor acknowledges and agrees that the Third Party Pledge Agreement shall continue in full force and effect and that all of his obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. The Third Party Pledgor represents and warrants that all representations and warranties contained in the Third Party Pledge Agreement are true, correct and complete in all material respects on and as of the Sixth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.


                 SECTION 7.       MISCELLANEOUS

                 A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS. On and after the Sixth Amendment Effective Date, each reference in





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the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

                 B. FEES AND EXPENSES. Borrower acknowledges that all reasonable cost, fees and expenses as described in subsection 9.3 of the Credit Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

                 C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                 D. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                 E. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                  BORROWER:

                                  TICKETMASTER GROUP, INC.,
                                  an Illinois corporation


                                  By:
                                      -------------------------------
                                  Title:
                                         ----------------------------


                                  GUARANTORS (FOR THE PURPOSES OF
                                  SECTIONS 3 AND 6A ONLY):

                                  TICKETMASTER CORPORATION,
                                    an Illinois corporation
                                  TICKETMASTER-SOUTHERN
                                    CALIFORNIA, INC., a California
                                    corporation
                                  TICKETMASTER-ARIZONA, INC., an
                                    Arizona corporation
                                  TICKETMASTER CORPORATION OF
                                    WASHINGTON, a Washington
                                    corporation
                                  TICKETMASTER-COLORADO, INC., a
                                    Colorado corporation
                                  TICKETMASTER-INDIANA, INC., an
                                    Indiana corporation
                                  TICKETMASTER-GEORGIA, INC., a
                                    Georgia corporation
                                  TICKETMASTER-CHICAGO, INC., an
                                    Illinois corporation
                                  TICKETMASTER-MIDWEST, INC., a
                                    Minnesota corporation


                                  By:_____________________________
                                           Peter B. Knepper
                                     Its:  Senior Vice President and
                                           Chief Financial Officer

                                  TICKETMASTER ADVERTISING
                                    COMPANY, an Illinois corporation
                                  TMC CONSULTANTS, INC., an
                                    Illinois corporation
                                  TICKETMASTER-TENNESSEE, INC., a
                                    Tennessee corporation
                                  TICKETMASTER-LAS VEGAS, INC., a
                                    Nevada corporation
                                  TMNY HOLDINGS, INC., a New York
                                    corporation
                                  TICKETMASTER-NEW YORK, INC., a
                                    Delaware corporation
                                  TICKETMASTER-MICHIGAN, INC., a
                                    Michigan corporation
                                  TICKETMASTER FLORIDA
                                    MANAGEMENT CORPORATION, a
                                    Florida corporation
                                  TICKETMASTER EUROPE, INC.,
                                    a Delaware corporation
                                  TICKETMASTER-TEXAS MANAGEMENT
                                    CORPORATION, a Delaware
                                    Corporation
                                  ENTERTAINMENT STRATEGIES, LTD.,
                                    a California corporation
                                  TICKETMASTER-NEW ORLEANS, INC.,
                                    a Louisiana corporation
                                  TICKETMASTER CORPORATION,
                                    a Delaware corporation
                                  TICKETMASTER TICKETING CO., INC., a
                                    Delaware corporation
                                  TM OVERSEAS, INC., a
                                    Delaware corporation
                                  TICKETMASTER EUROPE GROUP, a
                                    Delaware joint venture

                                  By:_____________________________
                                           Peter B. Knepper
                                           Authorized Officer

                                  THIRD PARTY PLEDGOR (FOR THE PURPOSES OF
                                  SECTION 6B ONLY):

                                  PAUL ALLEN


                                  __________________________________


                                  LENDERS:

                                  WELLS FARGO BANK, NATIONAL
                                  ASSOCIATION, individually as a Lender and as Agent


                                  By:
                                      --------------------------------
                                  Title:
                                         -----------------------------



                                  U.S. BANK OF WASHINGTON, N.A.,
                                  as a Lender


                                  By:
                                      -------------------------------
                                  Title:
                                         ----------------------------


                                  BANQUE NATIONALE DE PARIS,
                                  as a Lender


                                  By:
                                      -------------------------------
                                  Title:
                                         ----------------------------


                                  FIRST BANK NATIONAL ASSOCIATION,
                                  as a Lender


                                  By:
                                      -------------------------------
                                  Title:
                                         ----------------------------

                                  CITY NATIONAL BANK,
                                  as a Lender


                                  By:
                                      -------------------------------
                                  Title:
                                         ----------------------------



                                  THE NIPPON CREDIT BANK, LTD., LOS
                                  ANGELES AGENCY, as a Lender


                                  By:
                                      -------------------------------
                                  Title:
                                         ----------------------------



                                  SEATTLE FIRST NATIONAL BANK,
                                  as a Lender


                                  By:
                                      -------------------------------
                                  Title:
                                         ----------------------------



                                  KREDIETBANK N.V.,
                                  as a Lender


                                  By:
                                      -------------------------------
                                  Title:
                                         ----------------------------



                                  SUMITOMO BANK OF CALIFORNIA,
                                  as a Lender


                                  By:
                                      -------------------------------
                                  Title:
                                         ----------------------------

                                    ANNEX A

                                PROMISSORY NOTE
                            (TERM BRIDGE LOAN NOTE)


ORIGINAL FACE AMOUNT:     $[Dollar Amount]
MAKER:   TICKETMASTER GROUP, INC., an Illinois corporation
DATED AS OF:     ____________________, 1996

                 1. PROMISE TO REPAY. FOR VALUE RECEIVED, Ticketmaster Group, Inc., an Illinois corporation ("Maker"), promises to pay to [INSERT LENDER'S NAME] ("Holder"), or order, the principal sum of [DOLLAR AMOUNT] ($[Dollar Amount]) or such lesser amount as shall equal Holder's Pro Rata Share of the outstanding principal amount of the Term Bridge Loan Commitment described in Section 2.2(a) of that certain Credit Agreement, dated as of November 18, 1994 (as amended, the "Credit Agreement"), by and among Maker, Holder and the other financial institutions which are or hereafter become signatories thereto and which are identified on Schedule A thereto, as amended from time to time (each a "Lender" and collectively the "Lenders"), and Wells Fargo Bank, National Association, a national banking association, as agent for the Lenders thereunder ("Agent").

                 2. DEFINED TERMS. Initially capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement. This Promissory Note (Term Bridge Loan Note) (this "Note") is a "Term Loan Note" as such term is used in the Credit Agreement and is subject to the terms and provisions of the Credit Agreement. In the event of any irreconcilable conflict between any terms of this Note and the terms of the Credit Agreement, the terms of the Credit Agreement shall prevail.

                 3.       PAYMENTS OF PRINCIPAL AND INTEREST.

                          (A)     Maker hereby promises to make payments of
principal and interest with respect to the Loan evidenced hereby at the rates and times, and in the amounts, and, in all other respects, in the manner provided in the Credit Agreement.

                          (B)     As more fully set forth in the Credit
Agreement, Maker shall not be obligated to pay, and the Holder of this Note shall not be obligated to charge, collect, receive, reserve or take interest (it being understood that interest shall be calculated as the aggregate of all charges which constitute interest under applicable law that are contracted for, charged, reserved, received or paid) in excess of the Highest Lawful Rate.

                          (C)     The Credit Agreement provides for, among
other things, the acceleration of the maturity of the unpaid principal amount hereof upon the occurrence of certain Events of Default and voluntary and mandatory prepayments in certain circumstances and upon certain terms and conditions. Furthermore, the Credit Agreement allows the assignment by Holder of, and the granting of participations by Holder in, this Note in the manner more fully set forth in the Credit Agreement. Reference should be made to the Credit Agreement for the foregoing provisions.

                 4. PAYMENTS OF FEES AND OTHER AMOUNTS AND PREPAYMENTS. All payments of fees and other amounts due under the Credit Agreement and any prepayments made under this Note shall be made in accordance with the terms and provisions of the Credit Agreement. All payments (including prepayments) made hereunder shall be applied as set forth in the Credit Agreement.

                 5. SECURED NOTE. The obligations of Maker under this Note, the Credit Agreement and the other Loan Documents are secured by certain Collateral pursuant to the terms of those certain Collateral Documents of even date herewith.

                 6. WAIVERS. Except as specifically set forth in the Credit Agreement, Maker, for itself and its legal representatives, successors and assigns, expressly waives presentment, protest, demand, notice of dishonor, notice of nonpayment, notice of maturity, notice of intent to accelerate, notice of acceleration, presentment for the purpose of accelerating maturity and diligence in collection.

                 7. INCORPORATION. ALL OF THE COVENANTS, CONDITIONS, WARRANTIES, REPRESENTATIONS, AND AGREEMENTS CONTAINED IN THE CREDIT AGREEMENT, IN THE OTHER LOAN DOCUMENTS, OR IN ANY OTHER AGREEMENT AMONG MAKER, AGENT OR THE LENDERS WHICH IS EXECUTED IN CONNECTION WITH THE CREDIT AGREEMENT OR THIS NOTE, IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREUNDER OR UNDER THE CREDIT AGREEMENT, ARE HEREBY INCORPORATED HEREIN BY THIS REFERENCE AND MADE A PART HEREOF.

                 8. ATTORNEYS' FEES. Maker hereby agrees to pay (a) the reasonable out-of-pocket costs and expenses, (including reasonable attorneys' fees and expenses, including allocated fees and expenses of in-house counsel of Agent on a real hourly basis) incurred by Agent and the Lenders to correct any default, to enforce any provision of this Note or to prosecute or defend any lawsuit (whether in pretrial, trial or appellate proceedings) or administrative proceeding arising from or relating to this Note, or the transactions or occurrences arising hereunder or thereunder or relating hereto or thereto (provided that solely with respect to any litigation between Maker and Agent and the Lenders arising in connection with actions described in this clause
(a), Agent and the Lenders shall only be entitled to reimbursement of such costs and expenses to the extent their position has substantially prevailed in court), and (b) the reasonable out-of-pocket costs and expenses (including reasonable attorneys' fees and expenses, including allocated fees and expenses of in-house counsel on a real hourly basis, and the fees and expenses of other professionals) incurred by Agent or any Lender in connection with any bankruptcy or other insolvency proceeding, reorganization, workout, composition or other creditor arrangement of Maker or any Subsidiary or Partnership.

                 9. HEADINGS. Section headings used in this Note are solely for convenience of reference, shall not constitute a part of this Note for any other purpose and shall not affect the construction of this Note.

                 10. GOVERNING LAW AND VENUE. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, EXCEPT TO THE EXTENT THAT AGENT OR LENDER HAS GREATER RIGHTS OR REMEDIES UNDER FEDERAL LAW, WHETHER AS A NATIONAL BANK OR OTHERWISE, IN WHICH CASE SUCH CHOICE OF CALIFORNIA LAW SHALL NOT BE DEEMED TO DEPRIVE AGENT OR LENDER OF SUCH RIGHTS AND REMEDIES AS MAY BE AVAILABLE TO IT UNDER FEDERAL LAW.


Dated:  ____________________, 1996

                                           TICKETMASTER GROUP, INC.,
                                           an Illinois corporation



                                           By: _________________________
                                           Name:
                                           Title:

                                    ANNEX B

                                   SCHEDULE A

                                   SCHEDULE A
              LENDERS, PRO RATA SHARES AND TERM BRIDGE COMMITMENTS

                                                             Term Bridge Loan
       Lender                             Pro Rate Share        Commitment
       ------                             --------------        ----------
Wells Fargo Bank, N.A.                    34.857142851%       $10,457,142.86

First Bank National Association            14.28571429%       $ 4,285,714.29

Seattle First National Bank               11.428571428%       $ 3,428,571.43

U.S. Bank of Washington, N.A.               8.57142857%       $ 2,571,428.57

The Nippon Credit Bank, Ltd.,
Los Angeles Agency                          8.57142857%       $ 2,571,428.57

Banque Nationale de Paris                   5.14285714%       $ 1,542,857.14

City National Bank                          2.85714286%       $   857,142.86

Kredietbank N.V.                           8.571428571%       $ 2,571,428.57

Sumitomo Bank of California                5.714285714%       $ 1,714,285.71
                                           ------------         ------------
     Total:                                        100%       $30,000,000.00





                                      B-1